                                                                 Exhibit 10.11


                        C. B. REALTY LIMITED PARTNERSHIP
                               26 WINDSONG LANDING
                                CHATHAM, MA 02633

                          LEASE AMENDMENT AND EXTENSION

This is an amendment and an extension to a lease dated December 10, 1996 between
C. B. Realty Limited Partnership and Exact Labs, Inc. That lease, including all conditions, terms amendments and extensions, remains intact except as amended below.

DEMISED PREMISES: That space presently occupied by Exact Labs, Inc. at 63 Great Road, Maynard, Massachusetts. To the presently occupied space is added 1, 539 square feet of second floor space, presently occupied by Anro Engineering. This will take effect June 9, 2000 and the rent will be $11.00NNN per rentable square foot. Also added will be 4,540 square feet of second floor space, presently occupied by Environmental Project Control at $11.00NNN per rentable square foot. The term for all space under this lease will run until June 30, 2003.

ANNUAL FIXED RENT: The annual fixed rent for the presently occupied space per rentable square foot, plus common area charges, will be as follows. Utility expense to be paid by the LESSEE.

First Floor space....................................  $11.00NNN
Second Floor space...................................  $10.50NNN

LANDLORD IMPROVEMENTS/REPAIRS: Landlord agrees to replace leaking skylight and if other skylights fail or other roof problems occur to take immediate action to remedy. Landlord agrees to repaint and recarpet the first floor common areas.

RIGHT OF FIRST REFUSAL: Landlord hereby grants a right of first refusal on space as it becomes available in the building.

OPTION TO RENEW: Exact Labs, Inc. shall have one (1) option to renew for three
(3) years at fair market value. Notice to exercise shall be given no less than six (6) months prior to termination of existing leases. If LESSEE decides not to renew for an additional three (3) years it guarantees to renew either (A) the new 6,079 square feet second floor space added under this amendment or (B) the presently occupied 6,453 square feet of first floor space for one (1) additional year if requested by the LANDLORD.

It is agree that this is a binding contract between the parties.

EXACT LABS, INC.                                     C. B. REALTY LIMITED
                                                     PARTNERSHIP

/s/ Stanley Lapidus                                  /s/ Thomas R. Patton III
---------------------------                          --------------------------
STANLEY LAPIDUS                                      THOMAS R. PATTON III
ITS: PRESIDENT                                       ITS: GENERAL PARTNER
DATE: 4/25/2000                                      DATE: 4/25/00

                        C. B. REALTY LIMITED PARTNERSHIP
                               26 WINDSONG LANDING
                                CHATHAM, MA 02633

                          LEASE AMENDMENT AND EXTENSION

This is an amendment and an extension to a lease date December 10, 1996 between C.B. Realty Limited Partnership and Exact Labs, Inc. That lease, including all conditions, terms, amendments and extensions, remains intact except as amended below.

DEMISED PREMISES: That space presently occupied by Exact Labs, Inc. at 63 Great Road, Maynard, Massachusetts.

TERM: July 1, 2000 to June 30, 2003

ANNUAL FIXED RENT: The annual fixed rent per rentable square foot, plus common area charges, will be as follows. Utility expense to be paid by the LESSEE.

         First Floor space...........................  $11.00NNN
         Second Floor space..........................  $10.50NNN

LANDLORD IMPROVEMENTS/REPAIRS: Landlord agrees to replace leaking skylight and if other skylights fail or other roof problems occur to take immediate action to remedy. Landlord agrees to repaint and recarpet the first floor common areas.

RIGHT OF FIRST REFUSAL: Landlord hereby grants a right of first refusal on space as it becomes available in the building with the exception of 1,539 feet on the second floor which is a right of first refusal with another tenant.

OPTION TO RENEW: Exact Labs, Inc. shall have one (1) option to renew for three
(3) years at fair market value. Notice to exercise shall be given no less than six (6) months prior to termination of existing lease.

It is agree that this is a binding contract between the parties.

EXACT LABS, INC.                        C. B. REALTY LIMITED
                                        PARTNERSHIP

/s/ Stanley Lapidus                     /s/ Thomas R. Patton III
--------------------------------        --------------------------
Stanley Lapidus                         Thomas R. Patton III
Its: President Date:                    Its: General Partner Date:
                                                                   ------------

                        C. B. REALTY LIMITED PARTNERSHIP
                               27 WINDSONG LANDING
                                CHATHAM, MA 02633

LEASE AMENDMENT

This is an amendment to a lease dated December 10, 1996 between C.B. Realty Limited Partnership and Exact Laboratories, Inc. That lease, including all conditions, terms and amendments thereto, remains intact except as amended below.

DEMISED PREMISES: To the present occupied space will be added 1,578 rentable square feet on the first floor of the building at 63 Great Road, Maynard, Massachusetts as outlined on the attached Addendum "A".

TERM: February 1, 1999 to June 30, 2000.

ANNUAL FIXED RENT: The annual fixed rent per rentable square foot of said space will be $12.00, including common area charges (1998-$3.07) which common area charges may be adjusted annually. Utility expenses to be paid by LESSEE.

SUBLEASE: Paragraph 16 of the lease dated December 10, 1996 between the parties requires permission to sublease and C. B. Realty Limited Partnership hereby grants such permission.

TENANT IMPROVEMENTS: Landlord agrees to deliver space with the walls and ceiling in good condition and repainted and the floors in good condition. Landlord agrees to provide hot and cold water to the space and a method to remove the same.

It is agree that this is a binding contract between the parties.

EXACT LABORATORIES, INC.                    C. B. REALTY LIMITED
                                            PARTNERSHIP

/s/ Stanley Lapidus                         /s/ Thomas R. Patton III
-------------------------------             -----------------------------------
Stanley Lapidus                             Thomas R. Patton III
Its: President Date: 1/21/99                Its: General Partner Date: 12/30/98
                     ----------                                        --------

                                 LEASE AMENDMENT

This is an amendment to a lease dated December 10, 1996 between C. B. Realty Limited Partnership and Exact Laboratories, Inc. That lease, including all conditions and terms, remains intact except as amended below.

DEMISED PREMISES: To the present occupied space will be added 4,653 rentable square feet on the second floor of the building at 63 Great Road, Maynard, Massachusetts as shown as Space "A" on the attached plan.

DATE OF OCCUPANCY: September 1, 1997

TERM: September 1, 1997 to June 30, 2000.

ANNUAL FIXED RENT: The annual fixed rent rentable square foot of said space will be as follows, plus the common area charges. Utility expenses to be paid by the LESSEE. per

     September 1, 1997 - December 31, 1998................. $7.25      [$33,734.25/12 = $2,811.19/MO]
     January 1, 1999 - December 31, 1999................... $8.00      [$37,224/12 = $3,102.00/MO]
     January 1, 2000 - June 30, 2000....................... $8.50

SUBLEASE: Paragraph 16 of the lease dated December 10, 1996 between the parties requires permission to sublease and C. B. Realty Limited Partnership hereby grants such permission.

TENANT IMPROVEMENTS: Landlord agrees to deliver space with walls in good condition and repainted and recarpeted. Exact Laboratories agrees to contribute $4,500.00 toward the installation of new carpet with color to be chosen by them.

                                 LEASE EXTENSION

This is an extension of a lease dated December 10, 1996 between C. B. Realty Limited Partnership and Exact Laboratories, Inc. as amended above. That lease including all amendments, all conditions and all terms remain intact excepted as amended below.

TERM: To continue in effect until June 30, 2000.

It is agree that this is a binding contract between the parties.

EXACT LABORATORIES, INC.                C. B. REALTY LIMITED
                                        PARTNERSHIP

/s/ Stanley Lapidus                     /s/ Thomas R. Patton III
-----------------------------           ---------------------------------------
Stanley Lapidus                         Thomas R. Patton III
Its: President  Date: 7/22/97           Its: General Partner  Date: 7/7, 1997
                      -------                                       -----------

                                      LEASE

         THIS INSTRUMENT IS A LEASE between LANDLORD and TENANT as the parties hereinafter named and which relates to space in the building (the "Building") at 63 Great Road, Maynard, Massachusetts 01754.

         The parties to this instrument hereby agree with each other as follows:

         1. DEFINITIONS: The following constitute the definitions of the terms hereinafter employed.

Date: December 10, 1996

LANDLORD: C. B. Realty Limited Partnership

LANDLORD Office: 407 Old Harbor Road, Chatham, Massachusetts 02633

TENANT: Exact Laboratories, Inc.

TENANT'S Mailing Address: 12 Old Evergreen Road, Bedford, N.H. 03116

Lease Term: Three (3) Years

Planned Commencement Date: January 1, 1997

Expiration Date: December 31, 1999

Base Rent: Annual Rate: $12.00 (which includes common area charges) plus utilities

Common Area Charges: $3.07 for the first year and to be adjusted annually

Option to Renew: TENANT shall have one (1) option to renew for three (3) years at fair market value. TENANT shall give six (6) months notice to exercise the option.

Permitted Uses:  Office space, laboratory and light manufacturing space

Premises:  4,875 rentable square feet on the first floor at 63 Great Road,
           Maynard, Massachusetts, as further shown on the attached plan indicated as Exhibit "A."

Guarantors: None

Security Deposit: $4,875

2. PREMISES - DEMISE. LANDLORD hereby leases to TENANT and TENANT hereby takes from LANDLORD, the Premises, upon and subject to the terms, provisions and conditions of this Lease, and subject to all easements, restrictions, and conditions of record and laws and ordinances applicable thereto. The premises are conveyed together with the right to use in common with others entitled thereto, as long as they do not interfere with TENANT'S quiet enjoyment and use of the Premises as office space, laboratory and light manufacturing space, the hallways, stairways and elevators necessary for access to the Premises and lavatories nearest thereto along with the right to use in common with others entitled thereto, parking area and sidewalks serving the Premises but reserving and excepting to the LANDLORD the use of the demising walls, the area above the ceilings of the Premises and the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and appurtenant fixtures leading through the Premises in locations which will not interfere with TENANT'S use thereof. LANDLORD agrees not to lease to tenants that will occupy their Premises with a density of employees so as to create an overburdened or intolerable parking situation. LANDLORD will use its best efforts to maintain a "Normal" parking ratio.

3. TERM. (a) The Term of this Lease shall be for three (3) years, commencing upon the later of the Planned Commencement Date as set forth herein and the date on which the LANDLORD has completed the agreed upon improvements of the Premises and expiring on the Expiration Date provided.

(b) By taking occupancy of the Premises, TENANT shall be deemed to have accepted the Premises, to have acknowledged that the same are in the condition called for hereunder and to have agreed that as of that time, all of the obligations of the LANDLORD imposed under this Lease shall have been performed.

4. RENT. (a) TENANT will pay the Base Rent plus common area charges and at the rate set forth in Section 1, Definitions, in equal monthly payments, in advance, without setoff, deduction or demand, in lawful money of the United States, on the first day of each and every month during the Term, at LANDLORD'S Office or to such other payee and/or at such other place as the LANDLORD may from time to time designate in writing. TENANT shall, in addition thereto, pay such additional rent ("Additional Rent") as is elsewhere required in this Lease. Common area charges for the first year of this lease are $3.07 per rentable square foot and may be adjusted up or down in succeeding years. The LANDLORD agrees to make available upon reasonable notice access to books and records if TENANT request to review the common area charges.

(b) TENANT agrees to pay to LANDLORD as Additional Rent, an amount equal to five percent (5%) of any amount due as Base or Additional Rent (or other payments due hereunder) if said payments are not paid within five (5) business days after their due date upon written notification to LESSEE by LESSOR; or, if there shall be no due date, within five (5) days after demand; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow the LANDLORD to charge or receive interest in excess of the maximum lawful rate then allowed by law. Said sum shall be payable in addition to and not in exclusion of other remedies herein provided or otherwise allowed to the LANDLORD.

5. TENANT'S ACCEPTANCE, USE AND OCCUPANCY, LANDLORD'S WORK.

(a) The TENANT agrees that on the Commencement Date, TENANT shall accept, take and hold the Premises at the Base Rate hereinabove specifically reserved and payable as aforesaid and upon and subject to the terms and conditions herein contained and shall use and occupy the Premises throughout the term hereof only for the Permitted Uses and for no other purpose whatsoever without the prior written consent of the LANDLORD.

(b) TENANT hereby acknowledges that it is not relying on any warranty or representation of the LANDLORD except as expressly set forth herein, including, without limitation, any warranty or representations as to applicable laws or requirements of public agencies as to the uses to which the Premises may be put, the availability of permits or the like or the condition of the Premises. TENANT agrees that TENANT'S Work shall be completed, at its own expense, in full compliance with all laws, ordinances, rules and regulations applicable thereto. LANDLORD represents that, to the best of its knowledge, the Premises and the property at which it is located are in compliance with all applicable laws and requirements and that the LANDLORD has not received and has no knowledge of any citation or notice for any such failure to comply.

(c) TENANT agrees that it shall at all times conduct its business in a manner consistent with other businesses in the building and in accordance with applicable laws.

6. TENANT'S COVENANTS. TENANT further agrees to perform, cause to be performed or to observe, as the case may be, the following provisions during the entire Lease Term.

(a) The outside walls, roof, doors, sidewalks, entries, passages, public corridors and staircases and other parts of the Building which are not occupied by the TENANT shall not be obstructed or used for any other purpose than ingress or egress.

(b) The TENANT shall not install or permit the painting, inscription or installation of any signs, advertisements, displays, lights, awnings, shades, draperies or any other matter on or visible from the outside of the Premises or Building other than those approved by the LANDLORD in writing for the purpose of identifying and locating the Premises with LANDLORD'S approval not to unreasonably be withheld and subject to any need of LANDLORD to replace the same for reasonable periods from time to time for LANDLORD'S paramount needs. Such of the foregoing as may be permitted to be placed by TENANT shall be maintained in a first-class condition by TENANT at TENANT'S sole cost. LANDLORD hereby permits the TENANT to locate signs identifying and locating the TENANT'S Premises on the front of the building where the Premises is located and on all doors leading into the Premises, however, LANDLORD retains the right of approval of all such signs and locations thereof.

(c) The TENANT shall not construct, maintain, use or operate within the Premises or elsewhere in the Building (or on the outside of the Building) any facility, equipment or machinery which produces sound, noise, odor or vibration which is audible, visible or discernible, beyond the interior of the Premises; nor shall TENANT permit any act or thing upon the Premises the effect of which shall be to disturb the normal sensibilities and peaceful occupancy of other TENANTS of the Premises. LANDLORD agrees to enforce these provisions upon all tenants in the building.

(d) TENANT shall not, except in the ordinary course of its business, bring or keep inflammable, combustible or explosive fluids or other chemical or similar substances into or within the Building or otherwise use the Premises for any dangerous, or extra hazardous use or use which will increase the cost of LANDLORD'S insurance.

(e) TENANT shall not permit the Premises to be used for lodging or dwelling purposes.

(f) TENANT shall conduct TENANT'S business in the Premises in such a manner that TENANT'S invitees shall not collect, line up or congregate on or about the Building or its common areas, but shall be entirely accommodated within the Premises.

(g) TENANT will not install in the Premises any fixtures, equipment or machinery that will place a load on any floor exceeding the floor load per square foot of area which such floor was designed to carry as prescribed by LANDLORD. TENANT agrees to pay for all costs required to properly distribute the weight of any such items as required by LANDLORD, and that all damage caused to the building resulting from the delivery or removal of any safe, heavy articles, or any other article of TENANT'S property shall be repaired at the expense of the TENANT. All moving of furniture, materials and equipment outside of the Premises (and inside of the Premises, if constituting a major renovation or change) shall be under the direct control and supervision of the LANDLORD, who shall, however, not be responsible for the damage to or charges for moving same. TENANT agrees to promptly remove from the public areas adjacent to and/or within the Building any of TENANT'S property there delivered or deposited.

(h) The TENANT will not install or operate in the Premises any electrically operated equipment or other machinery except ordinary and customary equipment for the operation of its business without first obtaining the prier written consent of the LANDLORD. No such equipment or machinery shall cause an overload for the Building or any of its systems. Without limitation, TENANT shall not install any other equipment of any kind or nature whatsoever which will or may overload the floor or necessitate any changes, replacements or additions to the Premises or the Building without the prior written consent of the LANDLORD, which LANDLORD may condition upon TENANT paying for any such change, replacement or addition.

(i) TENANT will not do or permit anything to be done on the Premises or the Building or bring or keep anything therein which shall in any way increase the rate of fire or other insurance on said Building nor on the property kept therein or obstruct or interfere with the rights of other TENANTS or in any way injure or annoy them or those having business with them or conflict with them or conflict with the fire laws or regulations or with any insurance policy upon said Building or any part thereof (or recommendations of any casualty insurance rating bureau) or with any statutes, rules or regulations enacted or established by the state or local jurisdiction in which the Premises are located or the Federal Government.

(j) LANDLORD and TENANT shall comply with all present and future laws, rules, regulations, ordinances, requirements and orders of public authorities, including, without limitation, building and zoning laws, requirements of The Board of Health and requirements of any other federal, state or local agencies having jurisdiction of the Premises, including, without limitation, any structural change required by any of the same, but shall not be responsible for any violation of law presently existing by reason of the construct; of Premises unless the same can practicably be corrected as part of TENANT'S Work and TENANT fails to do so. TENANT shall furthermore comply with all recommendations and requirements, within reason, of LANDLORD'S insurance carrier, and any casualty insurance rating bureau or similar bodies as long as it does not materially restrict the use of the Premises for office purposes. All tenants shall have provisions similar to this in their leases.

(k) TENANT shall maintain the Premises in good and safe condition and repair, free from rubbish, dirt, refuse and garbage; store all trash and garbage in approved receptacles within the Premises and empty into dumpster provided by LANDLORD; notify LANDLORD promptly after the same shall come to the attention of TENANT of the need of any repairs or replacements to the Premises.

(1) TENANT shall pay all taxes assessed by any taxing authority upon its equipment, goods and effects whether or not the same are affixed to the real estate, including stock in trade and signs or any taxes or the like due to use of the Premises. LANDLORD shall pay all real estate taxes and all other assessments and charges assessed by any taxing authority relating to its ownership of the property and buildings where the Premises is located.

(m) TENANT shall cause the Premises to remain heated so as to prevent damage to the Building and not place a burden on other heating systems and keep windows and doors closed to the extent feasible to retain heat and prevent damage and to keep water out.

7. RULES AND REGULATIONS. TENANT covenants and agrees that such reasonable rules and regulations as the LANDLORD may from time to time make, shall be faithfully kept, observed and performed by the TENANT and by its agents, servants, employees, and invitees unless waived in writing by the LANDLORD. The Rules and Regulations of The Mill Pond Building, 63 Great Road, Maynard, Massachusetts are hereby attached and incorporated as part of this lease. See Exhibit "C" attached hereto and incorporated as part of this Lease.

8. ACCESS TO THE PREMISES AND BUILDING BY TENANT. In all events, TENANT is responsible for providing security to the Premises and its own personnel, and TENANT shall indemnify, defend with counsel of LANDLORD'S approval, not to be unreasonably withheld, and save LANDLORD harmless from any claim for injury to person or damage to property asserted by any personnel, employee, guest, invitee or agent of TENANT which is suffered or occurs in or about the Premises or in or about the Building by reason of the act of any person affiliated with TENANT including its personnel, employees, guests, invitees or agents. LANDLORD shall have the right to exclude any disorderly persons from the Building at any time.

9. ACCESS TO THE PREMISES BY LANDLORD. After reasonable notice, except in the case of an emergency, LANDLORD, its agents and invitees may enter the Premises at all reasonable times to examine, inspect or to protect the same or prevent damage or injury to the same or to make such repairs, alterations or improvements to the Building or the Premises, or any part thereof as the LANDLORD may deem necessary or desirable or which may be required by law, whether or not attributable to any use, act or omission of TENANT; or to exhibit the same to prospective purchasers, mortgagees, governmental authorities, and other parties having an interest therein, and during the last six (6) months of the term of this Lease to prospective TENANTS. Should any locks be changed, TENANT will furnish LANDLORD with a current set of keys on a continuing basis. LANDLORD will honor and accommodate the confidential nature of TENANT'S business in exercising the aforesaid right of access.

The LANDLORD further reserves the right, in its sole discretion, to modify, supplement, or make additions to the Building or to build separate buildings on the parcel upon which the Building is now located and in connection therewith, to alter, modify, or supplement any or all of the common areas serving the Building as long as the exercise of this right will not interfere with TENANT'S quiet use and enjoyment of the Premises.

10. ALTERATIONS - REMOVAL - TRADE FIXTURES. TENANT shall not make any alterations, installations, changes, additions or improvements in or to the Premises or any part thereof or in or to the Building except as expressly provided in this Section 10 or as set forth in Exhibits "A" or "B". All such alterations and other improvements shall be made at TENANT'S sole expense and shall become the property of LANDLORD and be surrendered with the Premises upon the expiration of this Lease, unless and to the extent that LANDLORD shall specify to the contrary. TENANT hereby agrees to indemnify and hold LANDLORD harmless from any and all claims, costs, demands and expenses resulting from such work performed in the Premises by TENANT. TENANT'S furniture, equipment and supplies provided by TENANT shall remain the property of the TENANT and so long as TENANT is not in default hereunder, such furniture, equipment and supplies may be removed by TENANT (and shall be removed by TENANT if so directed by LANDLORD) at the expiration or prior termination of this Lease and TENANT shall repair any damage to Premises resulting from such removal. All alterations, installations, changes, replacements, additions to or improvements upon the Premises made without LANDLORD'S consent shall likewise at the election of the LANDLORD remain upon the Premises and be surrendered, or removed, as aforesaid. If TENANT shall fail to remove, after notice has been given, any property or other item as aforesaid then at the election of LANDLORD, TENANT shall continue to pay a sum equal to the Base Rent and Additional Rent provided for hereunder on account of use and occupancy for a period ending five (5) days after such removal. TENANT may, from time to time, at its sole cost and expense, pursuant to the plans approved in advance in writing by LANDLORD, redecorate the Premises and make nonstructural alterations to the Premises, provided that such alterations shall not injure the safety of the structure of the Premises or the Building and shall be done in a good and workmanlike manner and in conformity with applicable Governmental regulations and plans and specifications approved in writing by LANDLORD, which approval shall not unreasonably be withheld. TENANT shall not make any other alteration, improvement or addition to the Premises, including, without limitation, any structural change in the Premises, without first having obtained LANDLORD'S written consent thereto, which consent LANDLORD may withhold in its absolute discretion. LANDLORD may condition any such approval or consent by reserving the right to require the Premises to be restored to the same condition they were in prior to the making of the same, and by requiring TENANT to give satisfactory evidence of its financial capacity to pay for the work to be done. All such work shall be done by a contractor approved by LANDLORD, which consent may not be unreasonably withheld, in accordance with all applicable laws and ordinances and the requirements of LANDLORD'S insurers.

All salvage from any such work shall belong to TENANT but all such installations, erections, alterations and changes, except for trade fixtures, shall belong to LANDLORD and become part of the realty except TENANT is allowed to retain ownership of all computer related wiring, blackboards and chalkboards and the telephone system master panel as installed in the Premises by TENANT, however any damage caused by the removal of the same shall be repaired in a professional manner immediately upon removal of said items and should TENANT not do so within five (5) days LANDLORD has the right to remedy the same and charge the TENANT for said work.

LANDLORD, upon request of TENANT, and at the expense of TENANT, after it shall have given approval to any such plans, alterations, installations, erections or changes, shall execute and deliver such instrument as may be necessary to obtain any permit or license for the same. TENANT agrees to obtain and pay for any such required permit or license.

Without limitation at the expiration or sooner termination of the term hereof, TENANT shall yield up the Premises in accordance with the provisions of this paragraph, and in such condition as the same is required to be maintained hereunder and otherwise in accordance with the provisions of this Lease.

Notwithstanding the above it is understood and agreed that the LANDLORD shall obtain and pay for any required permits or licenses needed to complete the work outlined in Exhibits "A" and "B".

11. TENANT'S BUSINESS OPPORTUNITIES. LANDLORD assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Premises or the activities therefrom of TENANT and its Agents. The LANDLORD shall not be liable for any damage, accident or injury to any person or persons or property resulting from the activities of TENANT conducted on or from the Premises, and TENANT shall defend, indemnify and hold LANDLORD harmless of and from any claims or liabilities resulting from the activities of TENANT conducted on the Premises.

12. LANDLORD'S SERVICES. The LANDLORD shall maintain the outside common areas in a reasonably neat manner; provided, however, that the LANDLORD shall not be liable for failure to furnish, or for suspension or delays in furnishing, any of such services caused by causes beyond the reasonable control of LANDLORD.

13. REPAIRS AND CARE OF THE PREMISES. (a) LANDLORD shall, after reasonable written notice of the need therefore, make all necessary repairs and replacements to the exterior walls, roofs, foundation, common areas and facilities of the Building and to the heating, interior structural elements, ventilating and air conditioning systems serving the Premises, and to all wires, ducts, pipes and conduits to the point where the same are properly connected to the Premises, all as necessary to keep them in the same condition they were in upon the Commencement Date subject to the provisions of Sections 19 and 20 hereof and except for repairs and replacements necessitated by the act or neglect of TENANT or its Agents, which shall be made by TENANT. LANDLORD shall be responsible for all repairs and replacements not necessitated by the act or neglect of TENANT or its Agents. LANDLORD agrees to make all necessary repairs required to maintain a HVAC system on the premises capable of providing an office environment with a temperature range between 65-78 degrees F in compliance with the Commonwealth of Massachusetts Energy Code. Upon notification of failure of HVAC system by TENANT, the LANDLORD agrees to make necessary repairs within 24 hours except as delayed by the procurement of necessary repair or replacement parts.

         (b) TENANT shall make all repairs, replacements, alterations, and improvements to the Premises including without limitation, wiring, plumbing, pipes, conduits and other utilities and sprinklers, fixtures and equipment and all glass, including that in windows and all casings and framework of doors and windows for any act, omission or neglect of TENANT or anyone for whom TENANT shall be responsible. TENANT'S all also comply with any board of insurance underwriters to the extent attributable to TENANT'S particularized use of the Premises. TENANT shall at all times keep and maintain the Premises in a neat and clean condition.

14. TENANT'S PROPERTY. To the fullest extent permitted by law, all personal property of the TENANT or its agents in the Premise or in the Buildings, shall be a the sole risk of the TENANT or its agents, as the case may be. The LANDLORD shall not be liable for any injury or damage to the TENANT or its Agents in or on the Premises or to the property of TENANT resulting from the use of the heating, air-conditioning, electrical or plumbing apparatus or any other cause; nor shall LANDLORD in any event, be liable for damages or injury resulting from water, steam or other causes. TENANT hereby expressly releases LANDLORD from any liability incurred or claimed by reason of such damage or injury. LANDLORD shall not be liable in damages nor shall this Lease be affected for conditions arising or resulting (and which may affect the Building of which the Premises are a part) due to construction of contiguous premises. Notwithstanding the above, TENANT will be responsible for own Premises unless damages or injury is caused by negligence or fault of LANDLORD or any other tenant.

15. UTILITIES. TENANT shall, during the term hereof, pay directly to the proper authorities charged with the collection of all charges for electricity and gas consumed on or in connection with the use and occupancy of the Premises. TENANT shall be responsible for all of its telephone charges. LANDLORD shall be responsible for all charges relating to water and sewer use in connection with the use and occupancy of the Premises. LANDLORD shall be responsible for all of the costs associated with the remetering of all the utilities into the Premises.

LANDLORD shall not be liable for any interruption or failure in the supply of any such utilities to the Premises except where caused by the acts or failures of the LANDLORD. TENANT agrees that it will at all times keep sufficient heat in the Building to prevent existing pipes therein from freezing.

16. ASSIGNMENT OR SUBLETTING. TENANT agrees that it shall not, without the prior written consent of the LANDLORD, which LANDLORD may not unreasonably withhold, hypothecate, pledge or otherwise encumber this Lease, assign its interest herein, or make any sublease or permit occupancy of the Premises or any part thereof by anyone other than the TENANT, voluntarily or by operation of law. If TENANT shall be a corporation, any transfer of a majority of the capital stock of said corporation shall be deemed to be an assignment of this Lease. If TENANT shall be a partnership or limited partnership a transfer of any partnership interest therein shall be deemed such an assignment and if TENANT shall be a Trust, any transfer of beneficial interest therein shall be such an assignment. Notwithstanding any assignment or subletting by TENANT, TENANT shall remain primarily liable for the performance and observance of the covenants and agreements herein contained on the part of TENANT to be performed and observed, such liability to be joint and several with that of any assignee or sublessee, as the cage may be, any such assignee or sublessee by its acceptance of an interest in or under this Lease thereby agreeing so to be bound. Without limitation, it is expressly understood and agreed that no assignment of TENANT'S interest in this Lease or sublease shall be effective until such time as TENANT shall deliver to LANDLORD an agreement from the assignee to sublessee, which agreement shall be reasonably satisfactory to LANDLORD in form and substance and shall provide that the assignee agrees with LANDLORD to be liable as aforesaid.

If TENANT shall request permission to sublet or assign, LANDLORD may condition its consent upon an agreement by TENANT to pay to the LANDLORD, as Addition Rent, an amount equal to one half of all payments received by TENANT in consideration thereof, whether as rent or otherwise, in excess of the Base and Additional Rent reserved hereunder after allowing TENANT to recover the costs of subletting. LANDLORD furthermore shall have the right in such case to notify TENANT that LANDLORD elects to terminate this Lease and to deal with TENANT'S proposed sublessee or assignee for a direct lease, such termination to be effective upon the execution by LANDLORD of a direct Lease with such sublessee or assignee in which case TENANT is released from this Lease with respect to the area at issue. Alternatively, LANDLORD shall have the right in such case to terminate this Lease with the same force and effect as if the term of the Lease had expired on the date fixed herein for such expiration but only as to the area to be sublet. TENANT does hereby release LANDLORD of and from any claim which TENANT may have by reason of LANDLORD'S activity in dealing with such assignee or sublessee to the extent permitted by law.

The above shall not apply to any assignment or sublease between TENANT and any of its affiliates, subsidiaries, partners, parent corporations, joint ventures or sister corporations.

17. DEFAULT. (a) If TENANT or any guarantor of TENANT ("Guarantor") shall make an assignment of its assets for the benefit of creditors by trust mortgage or otherwise, or if TENANT or Guarantor shall file a voluntary petition in bankruptcy for reorganization or liquidation or otherwise seek relief for the payment of its debts, or if any involuntary petition in bankruptcy or for receivership be instituted against the TENANT or Guarantor, or if TENANT or any Guarantor shall make a composition with the creditors and the same be not dismissed within sixty (60) days of the filing thereof or if the TENANT or Guarantor be adjudged bankrupt or insolvent or, if TENANT or Guarantor shall fail to pay its monetary obligations in due course as they mature, then and in any of said events this Lease shall immediately cease and terminate, at the option of the LANDLORD, with the same force and effect as though the date of said event were the day herein fixed for the expiration of the term of this Lease.

(b) If TENANT shall fail to pay the Base Rent, or any installment thereof as aforesaid and/or any Additional Rent or other payment or any installment thereof as herein provided, and such default shall continue for five (5) business days after written notice thereof by LANDLORD; or if TENANT shall violate or fail or neglect to keep and perform any of the covenants, conditions and agreements herein contained on the part of TENANT to be kept and performed, and such default shall continue for twenty (20) business days after TENANT shall receive Notice of such default (which period shall be extended for a reasonable time in case of a default which cannot reasonably be cured within said twenty (20) days period, if TENANT shall promptly commence to cure such default and thereafter diligently prosecute such cure to completion), then and in each and every such event from thenceforth, and at all times thereafter, at the option of LANDLORD, TENANT'S right of possession shall thereupon: cease and terminate and LANDLORD shall be entitled to the possession of the Premises, any process of law, any notice to quit, or of intention to re-enter being hereby expressly waived by TENANT. LANDLORD'S right and option may be exercised by entry, or in lieu thereof, of written notice to TENANT terminating this Lease and TENANT'S right to possession. TENANT hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of TENANT being evicted or dispossessed for any cause or in the event LANDLORD terminates this Lease or in the event of such re-entry, by process of law or otherwise, TENANT nevertheless shall remain liable for any and all damage, deficiency or loss of value or Rent, however, designated which the LANDLORD may sustain. LANDLORD shall have full power, which is hereby acceded to by TENANT, to re-let the Premises, and whether or not there has been such re-letting, LANDLORD shall have the right each month to sue for and recover all sums previously due and not previously paid as well as all sums thereafter due and payable including, without limitation, any loss of Rents (or monthly deficit) with the right reserved to LANDLORD to bring any action(s) or proceedings(s) for the recovery of any deficit(s) remaining unpaid without being obligated to await the expiration of the term of this Lease for a final determination of TENANT'S account. Additionally, LANDLORD may elect at any time, upon notice to TENANT, to accelerate the payment of Base Rent, Additional Rent and all other sums due or to become due under the Lease, as reasonably estimated by LANDLORD, in which case TENANT shall forthwith pay such sum to LANDLORD after receiving a credit for (i) such sums as may previously have been paid under this Section 17 net of such expenses as may be deducted under clause (c) of this Section 17; and (ii) the reasonable value of TENANT'S leasehold estate for the balance of the term fixed herein at which time TENANT is released from the terms of this Lease. The commencement or maintenance of any one or more actions shall not bar LANDLORD from bringing other or subsequent actions for further accruals pursuant to provisions of this Section 17. It is further understood that no waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by LANDLORD unless such waiver shall be in writing signed by the LANDLORD. No payment by TENANT or receipt by LANDLORD of a lesser amount than the monthly installment of Base Rent herein stipulated or otherwise payable under the Lease shall be deemed to be other than on account of the oldest overdue Base Rent nor shall any enforcement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction. The LANDLORD may accept such check or payment without prejudice to the LANDLORD'S right to recover the balance of such Rent or pursue any other remedy in this Lease.

         (c) The net proceeds of any such re-letting shall first be applied to the expenses thereof, including any costs in refitting and redecorating the Premises, leasing commissions and other costs any expenses incurred therein. The net proceeds resulting therefrom shall be applied to TENANT'S liability under this Lease. LANDLORD'S re-letting of the Premises following a default by TENANT under this Lease may be on such terms, provisions and conditions as LANDLORD shall reasonably deem appropriate and may be for such terms (or terms) as the LANDLORD may select whether longer or shorter than the remaining term of this Lease.

         (d) TENANT shall, following default under this Lease, reimburse LANDLORD for interest upon all sums due to the LANDLORD (from the date such sums shall have been due to the date of payment thereof) at a rate equal to the so-called "prime" rate of the Bank of Boston, (or similar major money center or national bank selected by LANDLORD should said bank not be in existence at any relevant time) plus two and one-half percent (2 1/2%); provided, however, that nothing herein contained shall be construed or implemented in such manner as to allow LANDLORD to charge or receive interest in excess of the maximum lawful rate then allowed by law.

18. TENANT'S INSURANCE. (a) TENANT shall maintain with respect to the Premises and its activities thereof or therefrom, broad form comprehensive general liability insurance, with a minimum limit of coverage of One Million Dollars ($1,000,000.00), which names LANDLORD as well as TENANT as parties insured. TENANT shall deliver a certificate of such insurance to LANDLORD upon the commencement of this Lease and continuing evidence of such coverage annually. Such insurance policy shall be in a form reasonably satisfactory to LANDLORD and shall be placed with a company qualified to do business in the location of the Premises and which is acceptable to LANDLORD and shall provide the same cannot be cancelled without at least thirty (30) days prior written notice to LANDLORD.

Renewal insurance certificates shall be provided to LANDLORD not less than thirty (30) days preceding the expiration of the prior policy.

         (b) TENANT shall carry, with respect to its personal property, fixtures and equipment upon and its leasehold improvements to the Premises, insurance against fire and the so-called extended equal to the full replacement value thereof, and such other insurance and coverages as may be required by law or be dictated by prudent business practices.

         (c) TENANT shall carry workmen's compensation insurance covering all employees, and if TENANT shall contract with any independent contractor for the furnishing of labor, materials or services to TENANT with regard to the Premises, TENANT shall require such independent contractor to maintain workmen's compensation insurance covering all its employees and all the employees of any subcontractors.

         (d) The limits and nature of insurance hereinabove provided may, from time to time, be increased and expanded consistent with reasonable amounts required for comparable space in the market so as to provide comparable protection subject to conditions existing from time to time.

         (e) Subject to the provisions of Paragraph 14, the TENANT hereby releases the LANDLORD to the extent of LANDLORD'S insurance coverage form any and all liability for any loss or damage to the Premises caused by fire or any of the said extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the LANDLORD or its agents; provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the TENANT'S policies covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of TENANT to recover thereunder. The TENANT agrees that its fire and other casualty insurance policies will include such a clause so long as same is available at no extra cost to TENANT.

         (f) The LANDLORD hereby releases the TENANT to the extent of the LANDLORD'S insurance coverage, from any and all liability for any loss or damage to the Building caused by fire or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the TENANT or its Agents; provided, however, this release shall be in full force and effect only with respect to loss or damage occurring during such time as the LANDLORD'S policies covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of the LANDLORD to recover thereunder.

The LANDLORD agrees that its fire and other casualty insurance policies will include such a clause so long as the same is includable without extra cost, or if extra cost is chargeable therefor, so long as the TENANT pays such allocable share of extra cost. If extra cost is chargeable therefore, the LANDLORD will advise the TENANT thereof and of the amount thereof. The TENANT at its election may pay the same, but shall not be obligated to do so.

The LANDLORD presently insures the property for fire and casualty in excess of $1,500,000 and for liability in excess of $2,000,000 and agrees to maintain at least this coverage.

If requested in writing the LANDLORD shall deliver a certificate of such insurance to TENANT upon the commencement of this Lease and annually.

19. CASUALTY. (a) In case of damage by fire or other casualty to the Premises, the Building or any part thereof, unless this Lease shall be terminated pursuant to this Section 19, LANDLORD shall, as soon as is reasonably possible thereafter, having due regard to the collection of proceeds of any insurance policies or delays in obtaining funds, and the necessity of obtaining permits, approvals or the like, repair and restore the damaged portion of the Premises (but not including TENANT'S leasehold improvements therein) and the common areas of the Building, and during any period that TENANT is deprived of the use of such damaged portion of the Premises TENANT shall be required to pay Base Rent only with respect to that portion of the Premise which it is able to occupy-Base rent payable hereunder by TENANT for such space shall be that portion of the total Base Rent which the amount of rentable floor area remaining that can be occupied, bears to the Premise's Gross Rentable Area. All proceeds of insurance shall belong to LANDLORD and no compensation, or claim, or diminution of rent will be allowed, or paid, by landlord, or be payable to TENANT by reason of inconvenience, annoyance, or injury to business arising from such damage or the necessity of repairing the Premises or any portion of the Building of which they are a part, however the necessity may occur. In the event that any such damage by fire or other casualty to the Premises shall be material or untenantable to the extent of fifty (50%) percent of more in any respect, LANDLORD or TENANT shall have the right to terminate this Lease and the term hereof by giving written notice of that effect to TENANT within thirty (30) days after any such occurrence.

         (b) Without limitation, in no event, however, need LANDLORD restore any portion of the Building which is not necessary for access to the Premises and not necessary for the use and enjoyment of the Premises by the TENANT.

         (c) Upon notification from LANDLORD and if Lease has not been terminated and there is at lease a year left on the lease, TENANT shall complete the work of restoration by repairing and/or restoring any portion of the Premises so damaged which were initially constructed by TENANT pursuant to
Section 5(b) and any additions and alternations previously made by TENANT. Unless otherwise agreed by LANDLORD, all work shall be done pursuant to plans and specifications approved by LANDLORD. Regardless of the time remaining on the lease the TENANT agrees to return the Premises to the condition in which it was received if LANDLORD repairs the Building reasonable wear and tear excepted.

20. CONDEMNATION. (a) if the whole or any part of the Premises or Building shall be taken or condemned for public or quasi-public use or purpose by any competent authority, or conveyed in lieu thereof (a "Taking"), TENANT shall have no claim against the LANDLORD and shall not have any claim or right to any portion of such taking; and all rights of the TENANT to damages therefor, if any, are hereby assigned by the TENANT to the LANDLORD. Upon such Taking, if the term of this Lease shall terminate, TENANT shall have no claim against the LANDLORD for the value of any unexpired term of this lease. TENANT, however, shall be entitled to claim, prove and receive in a condemnation proceeding such awards as may be allowed for damages to or the taking of fixtures, equipment and other property installed by it and which it is herein permitted to remove from the Premises at the end of the term and any moving expenses but only if such awards shall be separately awarded in addition to (and not out of or in diminishment of ) the award made to LANDLORD.

         (b) If after the execution of this Lease and prior to the expiration of the term of this Lease, the whole or any material part of the Building, any material part of the land upon which the Building is located shall be taken, then the term of this Lease shall cease as of the time when Landlord shall give Notice to TENANT of its election to terminate this Lease. Notice of such terminations shall be given by LANDLORD to TENANT within thirty (30) days after LANDLORD shall receive notice of such Taking, and the termination shall be effective as of the time that possession of the part so taken shall be required for public use, and any apportionment or adjustment of rent shall be as of the time of termination.

         (c) In the event of a temporary taking, TENANT shall continue to pay the Base and Additional Rent and other sums due hereunder if TENANT can use the Premises for their general office, laboratory and light manufacturing uses, but shall receive a credit for all sums actually received by LANDLORD on account of this Lease, up to the amount of TENANT'S obligation during the period of such temporary taking hereunder.

         (d) If the Lease shall not be terminated as aforesaid, LANDLORD shall have such obligation as to reconstruction as is provided in Section 19 hereof treating any awards received by LANDLORD as if they were proceeds of insurance in the application of such Section 19.

         (e) TENANT shall, upon notice from LANDLORD, begin to work of completing the Premises insofar as TENANT was obliged to complete the same pursuant to section 5(b) and 19(c). All work done pursuant to this Section 20 shall be done and in the same manner and of the same quality as the original construction or any alterations or additions. All of TENANT'S work shall be done pursuant to TENANT'S plans and specifications prepared by LANDLORD'S construction representative for the restoration, but at TENANT'S expense, and all work which TENANT is obliged to do shall be done at TENANT'S expense. TENANT'S contractor shall coordinate with LANDLORD and LANDLORD'S contractor shall not interfere with the operation of the business, and shall observe such rules and regulations, not inconsistent herewith, as LANDLORD shall promulgate from time to time.

         (f) During the period of restoration, the Base Rent reserved hereunder shall be suspended or abated according to that proportion of the area of the Premises rendered unusable. There shall be no abatement or suspension of Base Rent hereunder if there shall be no actual physical damage to the area of the Premises and no impairment of access or of TENANT'S ability to use the space, nor, in any case shall there be an abatement of TENANT'S obligation to pay Additional Rent, or other charges due under this Lease. If TENANT shall be permanently deprived of any portion of the area of the Premises, the Base Rent shall be proportionally abated for the balance of the term.

21. MECHANIC'S LIEN. TENANT will not permit any mechanic's lien or liens to be placed upon the Premises or any improvements thereon and if any such lien is filed on account of the act of TENANT, TENANT shall promptly and continuously contest it and post a bond (in form reasonably satisfactory to LANDLORD and any Holder) to secure payment of such sum or pay same. In the event of any proposed work by TENANT with respect to which such a lien might arise, LANDLORD may require TENANT to provide it in advance with so-called waivers of liens or a bond against liens or other assurances that no such liens will arise. In the event TENANT fails to post bond against or pay any such lien, the same shall be deemed a substantial default under this lease.

22. HOLDING OVER. If the TENANT shall, with the knowledge and consent of the LANDLORD, continue to remain in the Premises after the expiration or prior termination of the term of this Lease, then and in such event, TENANT shall by virtue of this agreement, become a TENANT from month to month, at a rent to be agreed upon by the parties. Said monthly tenancy shall commence on Th first
(1st) day next after the end of the term herein demised; the TENANT shall give to the LANDLORD at least thirty (30) days Notice of any intention to quit the Premises; and TENANT shall be entitled to thirty (30) days Notice to quit said Premises, except in the event of nonpayment of Rent in which case Notice to quit being expressly waived; provided, however, that in the event that the TENANT shall hold over after the expiration of the term without LANDLORD's consent, then at any time prior to LANDLORD's acceptance of rent, however designated from TENANT, as a monthly TENANT hereunder, the LANDLORD at its option, any forthwith re-enter and take possession of said Premises without process or by any legal process in the force in the Commonwealth of Massachusetts applicable to TENANTS-at-sufferance. Nothing in this Section 22 shall be deemed to consent to any occupation of the Premises after the term.

23. SUBORDINATION. (a) The rights and interest of the TENANT under this Lease shall at the election of the holder of any present or future mortgage be (i) subject and subordinate to the lien of any present or future mortgage upon the Premises or any Property of which the Premises are a part and any modification, amendment, consolidation or extension thereof and to any and all advances to be made thereunder, and to the interest thereon and any sums due to the mortgage thereunder; or (ii) prior to the lien of any such present or future mortgage. The holder of any such mortgage ("Holder") may from time to time make and/or change the foregoing elections and shall give written notice thereof to the TENANT each such time. Failure to give such notice shall not, however, affect the rights of such Holder. Without limitation, the Holder may also elect, by like notice to TENANT, to make some provisions hereof subject and subordinate to the lien of its mortgage while granting other provisions hereof priority to the lien of its mortgage. In the event of any such elections (and upon notification by the Holder to that effect) the rights and interest of the TENANT under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of such mortgage, irrespective of the time of execution or time of recording of any such mortgage. TENANT's agreement to subordinate this lease may be conditioned on the grant of a non-disturbance agreement as long as TENANT is not in default.

         (b) Whether the lien of any mortgage upon the Premises or any property of which the Premises are a part shall be superior to subordinate to this Lease and the lien hereof, the TENANT agrees that it will, upon request, attorn to the Holder or anyone claiming under such Holder and their respective successors and assigns in the event of foreclosure of or similar action taken under such mortgage.

         (c) TENANT agrees that it will, upon request of LANDLORD from time to time, execute, acknowledge and deliver any and all instruments deemed by the LANDLORD or the Holder necessary or desirable to evidence or to give notice of such subordination or priority as long as it is consistent with the terms of this Lease. TENANT also agrees that if it shall fail at any time to execute, acknowledge and deliver any such instrument requested by LANDLORD, LANDLORD may, in addition to any other revenues available to it, execute, acknowledge and deliver such instrument as the attorney-in-fact of TENANT and in TENANT's name; and TENANT does hereby make, constitute and irrevocably appoint the LANDLORD as its attorney-in-fact and in its name, place and stead so to do. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments and modifications, consolidation, extension, renewals, replacements and substitutions thereof.

         (d) Upon entry and taking possession of the Building for any purpose, Holder shall have all rights of LANDLORD, but during the period of such possession LANDLORD, not Holder, shall have the duty to perform all of LANDLORD'S obligations hereunder. No Holder shall be liable, either as a mortgagee or as holder of a collateral assignment of this Lease, to perform, or be liable tin damages for failure to perform, any of the obligations of LANDLORD unless and until Holder shall succeed to LANDLORD'S interest herein through foreclosure, deed-in-lieu or in other fashion, and thereafter Holder shall not be liable for the performance of those obligations which arise during the period and interest in this Lease; such liability to be limited to the same extent at LANDLORD'S liability it limited pursuant to Section 26 hereof.

         (e) So long as any present or future mortgage shall remain in effect and if TENANT has been informed thereof by written notice, TENANT shall not alter, modify, amend, change, surrender or cancel this Lease nor pay the Rent due hereunder in advance for more than thirty (30) days, except as may be required herein, without the prior written consent of the Holder and TENANT will not seek to be made an adverse or defendant party in action or proceeding brought to enforce or foreclose such mortgage.

         (f) In the event that LANDLORD shall utilize a so-called "sale-leaseback" form of financing either in lieu of, or in conjunction with, mortgage financing, then the rights and benefits hereinabove conferred upon a Holder shall be conferred upon the Ground Lessor under such sale-leaseback arrangement, and the foregoing provisions of this Section 23 shall be deemed to be modified to the extent reasonably required so as to be applicable to such sale-leaseback arrangement as long as TENANT has a non-disturbance agreement.

24. NOTICES. (a) All Notices required or desired to be given hereunder by either party to the other shall be in writing handcarried or given by Certified Mail or Registered Mail, and Return Receipt Requested with sufficient postage prepaid. Notices to the respective parties shall be addressed to LANDLORD at LANDLORD'S Office, and if to the TENANT at the Mailing Address of TENANT. Either party may, by like Notice, designate a new address to which said Notices shall be directed.

(b) If the Premises or any part thereof of the Building are at any time subject to a Mortgage of LANDLORD's interest in this Lease or the Rent therefrom are assigned, and the TENANT is given Notice thereof, including the post office address of such assignee, then notwithstanding any contrary rule of law, the TENANT shall not terminate this Lease or abate Rent for any default or take any other action on the part of the LANDLORD without first giving Notice by handcarrying or by Certified or Registered Mail, Return Receipt Requested, to such assignee or such other recipient as may be so designated, specifying the default in reasonable detail and affording such assignee or other recipient a reasonable opportunity to make performance, at its election, for and on behalf of the LANDLORD.

25. SUCCESSORS - ASSIGNS. All rights, remedies and liabilities of either of the parties hereto, shall extend to its respective heirs, successors, executors, administrators and assigns, except that the LANDLORD named herein and any owner of LANDLORD'S interest in this Lease shall be liable only for the obligations of the LANDLORD hereunder accruing during the period of its ownership. No owner, partnership, joint venture, Trustee, beneficiary, partner, officer, director or shareholder thereof shall be personally responsible or liable with respect to any of the covenants, conditions or provisions of this Lease to be performed by the LANDLORD. In the event of a default by LANDLORD under this Lease, TENANT agrees that in all events LANDLORD'S liability shall be limited to the actual equity interest of LANDLORD in the Building for the satisfaction of TENANT'S remedies under this Lease. In the event that two or more individuals, corporation, partnerships or their business associations shall be named as TENANT, their obligations to pay rent and perform all other obligations hereunder shall be joint and several. In the event that the TENANT named in this Lease shall be a partnership or other business association shall not be subject to personal liability hereunder, but such Partnership or association shall be liable hereunder in its capacity as partnership or association. Nothing in this Section shall constitute consent to any transfer of TENANT'S interest in the Lease.

26. SECURITY DEPOSIT. TENANT has deposited with the LANDLORD herewith the sum set forth in Section 1 hereof, representing a Security Deposit. At the expiration or earlier termination of this Lease, whichever shall first occur, LANDLORD shall return said Security Deposit or what may remain thereof to TENANT after during any default of TENANT. LANDLORD need not segregate said sum nor pay interest thereon.

If at any time during the term of this Lease LANDLORD shall use all or any part of the Security Deposit to cure TENANT'S default, which LANDLORD is obligated to do, TENANT shall upon demand, deposit with LANDLORD such part of said Security Deposit as shall have been used.

27. COMPLETE AGREEMENT. This Lease contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lese shall not be modified in any way except by a writing subscribed by the parties hereto.

28. SELF-HELP. If TENANT shall default in the performance or observance of any agreement, condition or other provisions in this Lease contained on this part to be performed or observed, and shall not cure such default within twenty (20) days after notice in writing from the LANDLORD specifying the default (or, in the event such default shall require more than twenty (20) days to be cured, if the TENANT shall not, within said period, commence to cure such default and thereafter, with due diligence, prosecute the curing of such default to completion), LANDLORD may, at is option, without waiving any claim for breach of agreement, at any time thereafter cure such default for the account of the TENANT, and the TENANT shall reimburse a landlord for any amount paid and any expense or contractual liability so incurred including reasonable attorneys' fees whereupon the default will be deemed cured. LANDLORD may cure the default of the TENANT prior to the expiration of such waiting period, but after Notice, which Notice need not be in writing if confirmed forthwith by Notice in writing to the TENANT, if it is necessary to protect the real estate or the interest of LANDLORD therein, or to prevent injury or damage to person or property. Any amount payable by TENANT to LANDLORD pursuant to the provision of this Section 29 shall be paid as part of and at the time for payment of the next installment of Base Rent thereafter coming due.

29. DELAYS. In any case where either party hereto is required to do any act, other than the making of any payment of Rent or delivering the Premises for Occupancy, however, designated or other monetary sum due LANDLORD hereunder, the time for performance thereof shall be extended for a period equal to any delay caused by or resulting from any act of God, war, civil commotion, fire, casualty, labor difficulties, shortages of labor, materials or equipment, governmental regulations or other causes beyond such party's reasonable control (herein

"Outside Circumstances"), whether such time be designed by a fixed date, a fixed time, or a "reasonable time."

30. WAIVER. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of this right hereunder. No waiver by either party at any time shall be effective unless in writing and signed by the party adversely affected by the breach with respect to which waiver is asserted to have been made. No waiver of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent or approval of any other action on the same or any subsequent occasion. Each and every right and remedy which either party may have under this Lease or by operation of law, either at law or in equity, with respect to any breach, shall be distinct and separate from every other such right and remedy; all such rights and remedies shall be cumulative, and none of them shall be deemed inconsistent with the other, not such right or remedy whether or not exercised, shall be deemed to be in exclusion of any other, and any two or more or call of such rights and remedies may be exercised at the same time or successively, except where in this Lese otherwise expressly provided. LANDLORD and TENANT hereby waive all rights to claim a trial by jury.

31. DELAYED POSSESSION. If LANDLORD shall be unable to give possession of the Premises on the date set forth in Section 3 hereof for reason, LANDLORD shall not be subject to any liability for such failure to give possession on said date. No such failure to give possession on said date shall in any other respect affect the validity of this Lease or the obligations of TENANT hereunder. If permission is given to TENANT to enter into the possession of the Premises (or to occupy premises other than the Premises) prior to the date specified as the Commencement Date of the term of this Lese, TENANT covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease except for monetary obligations.

32. QUIET ENJOYMENT. LANDLORD covenants and agrees that upon TENANT'S paying the Rent payable hereunder and performing and observing the covenant sand provisions of this Lease on its party to be performed and observed, TENANT shall peaceably and quietly enjoy the Premises, subject, however to the terms, covenants and conditions of this Lease.

33. ADDITIONAL AGREEMENTS. (a) Feminine and neuter pronouns shall be substituted for those of the masculine form and the plural shall be substituted for the singular number in any place places herein in which the context may require such substitution or substitutions. The LANDLORD herein for convenience has been referred to in neuter form.

         (b) After the commencement of the term of this Lease and whenever, from time to time, requested during the term of this Lease, TENANT agrees to deliver to LANDLORD or to any mortgagee, holder of a deed or trust or Ground Lessor or such other person designated by LANDLORD within fifteen (15) days after written request therefore a certificate stating, if the same be true, that TENANT has entered into occupancy of the Premises in accordance with the provisions of this Lease, that this Lease is in full force and effect, that LANDLORD has performed the construction required of LANDLORD and any other information reasonably requested. LANDLORD agrees to provide a similar certificate should the TENANT's bank request the same.

         (c) TENANT shall not record this Lease. Any such recording by TENANT shall constitute a material breach of this Lease and shall entitle LANDLORD, at its election, to immediately terminate this Lease. Either party may record a Notice of Lease with respect hereto which the other agrees to execute in form suitable for recording.

         (d) If any term, covenant, condition or provision of this Lease (or the application thereof to any person or circumstance) be determined to be invalid or unenforceable of the remainder of this Lease (or the application of such term or provision to other persons and circumstances) shall not be affected thereby. Each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         (e) All heading used herein are for convenience only and do not constitute a part of this Lease or affect its meaning.

         (f) This Lease shall be construed in accordance with the laws of the commonwealth of Massachusetts.

         (g) Time shall be construed to be of the essence hereof whenever any act hereunder is required to be done at a certain time or within a prescribed period of time, subject always to the provisions of Section 30 hereof.

         (h) If landlord shall require the services of an attorney to enforce TENANT'S obligations under this Lease, or an architect, engineer or other professional person to any way deal with TENANT under this Lease, then if LANDLORD prevails in Court, Arbitration or Mediation proceedings TENANT shall pay to LANDLORD upon demand all reasonable costs thereby incurred by LANDLORD.

If TENANT shall require the services of an attorney to enforce LANDLORD's obligations under this Lease, or an architect, engineer to other professional person to any way deal with LANDLORD under this Lease, then if TENANT prevails in COURT, Arbitration or Mediation proceedings LANDLORD shall pay to TENANT upon demand all reasonable costs thereby incurred by TENANT.

         (i) In no case shall LANDLORD be deemed to be in default under this Lease unless TENANT shall have first given LANDLORD notice in writing specifying the nature of the default complained of and LANDLORD shall have failed to cure said default within a reasonable period of time after receipt of such notice.

Unless specifically set forth elsewhere in this LEASE in no case shall TENANT be deemed to be in default under this Lease unless LANDLORD shall have first given TENANT notice in writing specifying the nature of the default complained of and TENANT shall have failed to cure said default within a reasonable period of time after receipt of such notice.

         (j) LANDLORD agrees to complete the work shown on the attached plan which shall include the demolition of office partitions and patching floors where partitions have been removed. Building new partitions as shown on the plan. Add sidelight at doors. Recarpet the entire space except in tiled areas including upgraded carpet. Add quarry tile floor at vestibule. Installation of 44 linear feet of cabinets and 22 linear feet of countertop. Necessary plumbing for two benches. Upgrade electric fixtures in President's Office and conference room and the installation of new lenses. TENANT agrees to contribute $17,850.00 toward completion of said work. Fifty percent (50%) $8,925 will be paid with the execution of this lease and the remaining $8,925 will be paid upon occupancy of the space.

         IN WITNESS WHEREOF, LANDLORD and TENANT have caused this Lease to be signed sealed and delivered as of the day first above written.

LANDLORD:                                            TENANT:
C.F. REALTY LIMITED PARTNERSHIP                      EXACT LABORATORIES, INC.


By:                                                  By:
   ------------------------------                       ------------------------
   Thomas R. Patton III                              Stanley Lapidus

Its: General Partner                                 Its: President